Fourth Quarter 2023 Investor Supplement
Corporate Highlights
•Fastly was named a Leader in The Forrester Wave™: Edge Development Platforms, Q4 2023 report, highlighted by Fastly’s Compute platform receiving the highest rating possible (5/5) in 22 criteria.
•Kip Compton joined Fastly as Chief Product Officer, bringing 25 years of senior leadership experience driving innovation, most recently as SVP of Strategy at Cisco Networking where he led teams responsible for strategy, portfolio management, investments and acquisitions.
•Repurchased $130.9 million of our convertible notes’ principal balance in the fourth quarter for $113.6 million in cash or approximately 87 cents on the dollar.
•Launched our new annual global cybersecurity report, The Race to Adapt, uncovering the impacts of cyber attacks on leading businesses across the globe and how 76% of the businesses surveyed plan to increase their cybersecurity budgets in the next year.
Customer and Partner Highlights
•Channel partner deal registration continues to expand as our 2023 deal registration more than tripled 2022 levels and we grew our partner engagement by over 65%.
•Our packaging motion is accelerating as more customers purchased package deals in the fourth quarter of 2023 than the first nine months of 2023 combined.
•BeReal, a social media app that emphasizes authenticity and winner of the 2022 iPhone app of the year, chose Fastly’s platform due to its edge compute capabilities.
•MoxiWorks, a revolutionary real estate brokerage and agent tech platform, selected Fastly for its delivery requirements to replace an incumbent provider exiting the business.
•The E.W. Scripps Company, a diversified media company focused on creating a better-informed world, selected Fastly’s Next-Gen WAF solution.

Calculations of Key and Other Selected Metrics – Quarterly (unaudited)
	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023
Total Customer Count(2)	2,965	3,025	3,039	3,062	3,100	3,072	3,102	3,243
Enterprise Customer Count(2)	488	499	511	533	540	551	547	578
Average Enterprise Customer Spend (in thousands)(3)	$758	$742	$771	$822	$795	$818	$858	$880
Enterprise Customer Revenue %	90%	90%	91%	92%	91%	92%	92%	92%
Annual Revenue Retention (ARR) Rate(8)	—%	—%	—%	98.9%	—%	—%	—%	99.2%
Total Customer Count (prior methodology)(2)	2,880	2,894	2,925	2,958	3,001	2,965	3,019	3,097
Enterprise Customer Count (prior methodology)(2)	457	471	482	493	514	520	530	532
Average Enterprise Customer Spend (in thousands; prior methodology)(3)	$722	$730	$759	$782	$778	$809	$832	$859
Enterprise Customer Revenue % (prior methodology)	89%	88%	89%	89%	89%	90%	90%	90%
Net Retention Rate (NRR) Quarter(9)	114%	128%	115%	111%	105%	106%	110%	110%
Net Retention Rate (NRR) LTM(1)	115%	117%	118%	119%	116%	116%	114%	113%
Dollar-Based Net Expansion Rate (DBNER)(10)	118%	120%	122%	123%	121%	123%	120%	119%
Global Network Capacity	198 TB/sec	215 TB/sec	233 TB/sec	252 TB/sec	265 TB/sec	277 TB/sec	291 TB/sec	313 TB/sec
Countries	34	34	35	35	35	35	35	35
Markets	75	78	79	79	79	79	79	79

*Note: The reporting of the dual key metrics with respect to Total Customer and Enterprise Customer counts and associated key metrics will be disclosed through the fourth quarter of fiscal year 2023, ending December 31, 2023.

Exhibit 99.2
Product Innovation and Developments
•Released multiple new features to Fastly’s Next-Gen WAF solution to improve performance and simplify the user experience, including Hashicorp Vault Integration, Agent Auto-Update, WAF Simulator, New Anomaly Signal: Out-of-Band Domain, and Simplified Attack Signal Thresholds.
•Released our updated observability page, allowing customers to monitor their Fastly Delivery and Compute services via system or customizable dashboards.
•Released our Bot Mitigation solution in limited availability to select customers.
Key Metrics Highlights
•12-month net retention rate (LTM NRR)1 decreased to 113% in the fourth quarter from 114% in the third quarter.
•Total customer count2 was 3,243 in the fourth quarter, up 141 from the third quarter; 578 were enterprise customers2 in the fourth quarter, up 31 from the third quarter.
•Average enterprise customer spend3 of $880 thousand in the fourth quarter, up 3% quarter-over-quarter.
•Annual revenue retention rate (ARR)7 was 99.2% in 2023, increasing from 98.9% in 2022.
•Remaining performance obligations (RPO)4 were $245 million, down 1% from $248 million in the third quarter of 2023 and up 24% from $198 million in the fourth quarter of 2022.
First Quarter and Full Year 2024 Guidance:

	Q1 2024	Full Year 2024
Total Revenue (millions)	$131 - $135	$580 - $590
Non-GAAP Operating Loss (millions)(5)	($14.0) - ($10.0)	($20.0) - ($14.0)
Non-GAAP Net Income (Loss) per share (6)(7)	($0.09) - ($0.05)	($0.06) - $0.00

Key Metrics
1.We calculate LTM Net Retention Rate by dividing the total customer revenue for the prior 12-month period (“prior 12-month period”) ending at the beginning of the last twelve-month period (“LTM period”) minus revenue contraction due to billing decreases or customer churn, plus revenue expansion due to billing increases during the LTM period from the same customers by the total prior 12-month period revenue. We believe the LTM Net Retention Rate is supplemental as it removes some of the volatility that is inherent in a usage-based business model.
2.Under our new methodology, our number of customers is calculated based on the number of separate identifiable operating entities with which we have a billing relationship in good standing, from which we recognized revenue during the current quarter. Under our prior methodology, our number of customers is calculated based on the number of separate identifiable operating entities with which we have a billing relationship in good standing, from which we recognized revenue during the last month of the quarter. Under our new methodology, our enterprise customers are defined as those with annualized current quarter revenue in excess of $100,000. This is calculated by taking the revenue for each customer within the quarter and multiplying it by four. Under our prior methodology, our enterprise customers are defined as those with revenue in excess of $100,000 in the trailing 12-month period. Under our prior methodology, our total customer count was 3,097 in the fourth quarter, up 78 from the third quarter of 2023; 532 were enterprise customers in the fourth quarter, up 2 from the third quarter of 2023.
3.Under our new methodology, our average enterprise customer spend is calculated by taking the annualized current quarter revenue contributed by enterprise customers existing as of the current period, and dividing that by the number of enterprise customers as of the current period. Under our prior methodology, our average enterprise customer spend is calculated by taking the sum of the trailing 12-month revenue contributed by enterprise customers existing as of the current period, and dividing that by the number of enterprise customers as of the current period. Under our prior methodology, our average enterprise customer spend was $859 thousand in the fourth quarter, up 3% quarter-over-quarter.
4.Remaining performance obligations include future committed revenue for periods within current contracts with customers, as well as deferred revenue arising from consideration invoiced for which the related performance obligations have not been satisfied.
5.For a reconciliation of non-GAAP financial measures to their corresponding GAAP measures, please refer to the reconciliation table at the end of this supplement.
6.Assumes weighted average basic shares outstanding of 134.3 million in Q1 2024 and 137.5 million for the full year 2024.
7.Non-GAAP Net Income (Loss) per basic share is calculated as Non-GAAP Net Income (Loss) divided by weighted average basic shares for 2024.
8.Annual Revenue Retention rate is calculated by first calculating "Annual Revenue Churn", which is calculated by multiplying the final full month of revenue from a customer that terminated its contract with us, (a "Churned Customer") by the number of months remaining in the same calendar year. Our ARR rate is calculated by subtracting the quotient of the Annual Revenue Churn from all of our Churned Customers from which we recognized revenue during the last quarter of the prior year divided by our annual revenue of the same calendar year from 100%. Under the prior methodology, our ARR rate is calculated by subtracting the quotient of the Annual Revenue Churn from all of our Churned Customers from which we recognized revenue during the last month of the prior year divided by our annual revenue of the same calendar year from 100%. Under our prior methodology, our ARR was 99.1%, down 0.1% year-over-year.
9.Net Retention Rate measures the net change in monthly revenue from existing customers in the last month of the period (the “current" period month) compared to the last month of the same period one year prior (the “prior" period month). The revenue included in the current period month includes revenue from (i) revenue contraction due to billing decreases or customer churn and (ii) revenue expansion due to billing increases, but excludes revenue from new customers. We calculate Net Retention Rate by dividing the revenue from the current period month by the revenue in the prior period month.
10.We calculate Dollar-Based Net Expansion Rate by dividing the revenue for a given period from customers who remained customers as of the last day of the given period (the “current” period) by the revenue from the same customers for the same period measured one year prior (the “base” period). The revenue included in the current period excludes revenue from (i) customers that churned after the end of the base period and (ii) new customers that entered into a customer agreement after the end of the base period.

Forward-Looking Statements

This investor supplement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended, about us and our industry that involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or Fastly's future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as "may," "will," "should," "expects," "plans," "anticipates,” “going to,” "could," "intends," "target," "projects," "contemplates," "believes," "estimates," "predicts," "potential," "continue," “would,” or the negative of these words or other similar terms or expressions that concern Fastly's expectations, goals, strategy, priorities, plans, projections, or intentions. Forward-looking statements in this investor supplement include, but are not limited to, statements regarding Fastly’s future financial and operating performance, including its outlook and guidance; the performance of our products; the growth and success of Fastly's partner program; and Fastly's strategies, product and business plans. Fastly's expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include the possibility that: Fastly is unable to attract and retain customers; Fastly's existing customers and partners do not maintain or increase usage of Fastly's platform; Fastly's platform and product features do not meet expectations, including due to defects, interruptions, security breaches, delays in performance or other similar problems; Fastly is unable to adapt to meet evolving market and customer demands and rapid technological change; Fastly is unable to comply with modified or new industry standards, laws and regulations; Fastly is unable to generate sufficient revenues to achieve or sustain profitability; Fastly’s limited operating history makes it difficult to evaluate its prospects and future operating results; Fastly is unable to effectively manage its growth; and Fastly is unable to compete effectively. The forward-looking statements contained in this investor supplement are also subject to other risks and uncertainties, including those more fully described in Fastly’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2023, and additional information set forth in Fastly's Annual Report on Form 10-K for the year ended December 31, 2023 and other filings and reports that Fastly may file from time to time with the SEC. The forward-looking statements in this investor supplement are based on information available to Fastly as of the date hereof, and Fastly disclaims any obligation to update any forward-looking statements, except as required by law.
Non-GAAP Financial Measures
To supplement our condensed consolidated financial statements, which are prepared and presented in accordance with accounting principles generally accepted in the United States ("GAAP"), the Company uses the following non-GAAP measures of financial performance: non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating loss, non-GAAP net income (loss), non-GAAP basic and diluted net income (loss) per common share, non-GAAP research and development, non-GAAP sales and marketing, non-GAAP general and administrative, free cash flow and adjusted EBITDA. The presentation of this additional financial information is not intended to be considered in isolation from, as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. These non-GAAP measures have limitations in that they do not reflect all of the amounts associated with our results of operations as determined in accordance with GAAP. In addition, these non-GAAP financial measures may be different from the non-GAAP financial measures used by other companies. These non-GAAP measures should only be used to evaluate our results of operations in conjunction with the corresponding GAAP measures. Management compensates for these limitations by reconciling these non-GAAP financial measures to the most comparable GAAP financial measures within our earnings releases.
Non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating loss, non-GAAP net income (loss) and non-GAAP basic and diluted net income (loss) per common share, non-GAAP research and development, non-GAAP sales and marketing, and non-GAAP general and administrative differ from GAAP in that they exclude stock-based compensation expense, amortization of acquired intangible assets, acquisition-related expenses, executive transition costs, net gain on extinguishment of debt, impairment expense and amortization of debt discount and issuance costs.
Adjusted EBITDA: excludes stock-based compensation expense, depreciation and other amortization expenses, amortization of acquired intangible assets, acquisition-related expenses, executive transition costs, interest income, interest expense, including amortization of debt discount and issuance costs, net gain on extinguishment of debt, impairment expense, other income (expense), net, and income taxes.
Acquisition-Related Expenses: consists of acquisition-related charges that are not related to ongoing operations. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net income (loss) performance and its adjusted EBITDA performance because these charges may not be reflective of our core business, ongoing operating results, or future outlook.

Amortization of Acquired Intangible Assets: consists of non-cash charges that can be affected by the timing and magnitude of asset purchases and acquisitions. Management considers its operating results without this activity when evaluating its ongoing non-GAAP performance and its adjusted EBITDA performance because these charges are non-cash expenses that can be affected by the timing and magnitude of asset purchases and acquisitions and may not be reflective of our core business, ongoing operating results, or future outlook.
Amortization of Debt Discount and Issuance Costs: consists primarily of amortization expense related to our debt obligations. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net income (loss) performance and its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook. These are included in our total interest expense.
Capital Expenditures: consists of cash used for purchases of property and equipment, net of proceeds from sale of property and equipment, capitalized internal-use software and payments on finance lease obligations, as reflected in our statement of cash flows.
Depreciation and Other Amortization Expense: consists of non-cash charges that can be affected by the timing and magnitude of asset purchases. Management considers its operating results without this activity when evaluating its ongoing adjusted EBITDA performance because these charges are non-cash expenses that can be affected by the timing and magnitude of asset purchases and may not be reflective of our core business, ongoing operating results, or future outlook.
Executive Transition Costs: consists of one-time cash and non-cash charges recognized with respect to changes in our executive’s employment status. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net income (loss) performance and its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Free Cash Flow: calculated as net cash used in operating activities less purchases of property and equipment, net of proceeds from sale of property and equipment, principal payments of finance lease liabilities, capitalized internal-use software costs and advance payments made related to capital expenditures. Management specifically identifies adjusting items in the reconciliation of GAAP to non-GAAP financial measures. Management considers non-GAAP free cash flow to be a profitability and liquidity measure that provides useful information to management and investors about the amount of cash generated by the business that can possibly be used for investing in Fastly's business and strengthening its balance sheet, but it is not intended to represent the residual cash flow available for discretionary expenditures. The presentation of non-GAAP free cash flow is also not meant to be considered in isolation or as an alternative to cash flows from operating activities as a measure of liquidity.
Impairment Expense: consists of impairment charge related to our computer and networking equipment, including software, we expect to not be used. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net income (loss) performance and its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Income Taxes: consists primarily of expenses recognized related to state and foreign income taxes. Management considers its operating results without this activity when evaluating its ongoing adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Interest Expense: consists primarily of interest expense related to our debt instruments, including amortization of debt discount and issuance costs. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net income (loss) performance and its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Interest Income: consists primarily of interest income related to our marketable securities. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net income (loss) performance and adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Net Gain on Debt Extinguishment: relates to net gain on the partial repurchase of our outstanding convertible debt. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net income (loss) performance and its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Other Income (Expense), Net: consists primarily of foreign currency transaction gains and losses. Management considers its operating results without this activity when evaluating its ongoing adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.

Stock-Based Compensation Expense: consists of expenses for stock options, restricted stock units, performance awards, restricted stock awards and Employee Stock Purchase Plan ("ESPP") under our equity incentive plans. Although stock-based compensation is an expense for the Company and is viewed as a form of compensation, management considers its operating results without this activity when evaluating its ongoing non-GAAP net income (loss) performance and its adjusted EBITDA performance, primarily because it is a non-cash expense not believed by management to be reflective of our core business, ongoing operating results, or future outlook. In addition, the value of some stock-based instruments is determined using formulas that incorporate variables, such as market volatility, that are beyond our control.
Management believes these non-GAAP financial measures and adjusted EBITDA serve as useful metrics for our management and investors because they enable a better understanding of the long-term performance of our core business and facilitate comparisons of our operating results over multiple periods and to those of peer companies, and when taken together with the corresponding GAAP financial measures and our reconciliations, enhance investors' overall understanding of our current financial performance.
In the financial tables below, the Company provides a reconciliation of the most comparable GAAP financial measure to the historical non-GAAP financial measures used in this investor supplement.

Consolidated Statements of Operations – Quarterly
(unaudited, in thousands, except per share amounts)

	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023
Revenue	$102,382	$102,518	$108,504	$119,321	$117,564	$122,831	$127,816	$137,777
Cost of revenue(1)	53,915	56,466	55,825	56,738	57,310	58,617	61,730	62,003
Gross profit	48,467	46,052	52,679	62,583	60,254	64,214	66,086	75,774
Operating expenses:
Research and development(1)	40,437	38,717	38,957	37,197	37,431	37,421	39,068	38,270
Sales and marketing(1)	41,480	46,760	47,006	44,623	44,271	47,797	51,043	48,662
General and administrative (1)	29,554	29,543	32,481	29,225	25,827	28,823	30,001	31,426
Impairment expense	—	—	—	—	—	—	4,316	—
Total operating expenses	111,471	115,020	118,444	111,045	107,529	114,041	124,428	118,358
Loss from operations	(63,004)	(68,968)	(65,765)	(48,462)	(47,275)	(49,827)	(58,342)	(42,584)
Net gain on extinguishment of debt	—	54,391	—	—	—	36,760	—	15,656
Interest income	681	1,502	1,967	2,894	4,186	4,508	4,908	4,584
Interest expense	(1,622)	(1,530)	(1,381)	(1,354)	(1,213)	(1,232)	(862)	(744)
Other income (expense)	(279)	(1,673)	1,877	46	(250)	(803)	(16)	(763)
Loss before income taxes	(64,224)	(16,278)	(63,302)	(46,876)	(44,552)	(10,594)	(54,312)	(23,851)
Income tax expense (benefit)	40	159	118	(223)	135	110	(1)	(465)
Net loss	$(64,264)	$(16,437)	$(63,420)	$(46,653)	$(44,687)	$(10,704)	$(54,311)	$(23,386)
Net loss per share attributable to common stockholders, basic and diluted	$(0.54)	$(0.14)	$(0.52)	$(0.38)	$(0.36)	$(0.08)	$(0.42)	$(0.18)
Weighted-average shares used in computing net loss per share attributable to common stockholders, basic and diluted	119,673	121,242	122,339	123,587	125,418	127,863	129,873	131,843
__________
(1)Includes stock-based compensation expense as follows:

	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023
Cost of revenue	$2,946	$3,188	$2,978	$2,938	$2,681	$2,837	$2,860	$3,278
Research and development	18,589	13,889	14,488	11,469	11,481	12,205	12,122	12,019
Sales and marketing	10,094	10,184	10,920	7,885	6,705	9,877	9,061	8,060
General and administrative	8,393	7,717	10,992	9,126	7,284	12,073	11,670	12,090
Total	$40,022	$34,978	$39,378	$31,418	$28,151	$36,992	$35,713	$35,447

Reconciliation of GAAP to Non-GAAP Financial Measures - Quarterly
(unaudited, in thousands, except per share amounts)

	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023
Gross Profit
GAAP gross Profit	$48,467	$46,052	$52,679	$62,583	$60,254	$64,214	$66,086	$75,774
Stock-based compensation	2,946	3,188	2,978	2,938	2,681	2,837	2,860	3,278
Amortization of acquired intangible assets	2,475	2,475	2,475	2,475	2,475	2,475	2,475	2,475
Non-GAAP gross profit	53,888	51,715	58,132	67,996	65,410	69,526	71,421	81,527
GAAP gross margin	47.3%	44.9%	48.6%	52.4%	51.3%	52.3%	51.7%	55.0%
Non-GAAP gross margin	52.6%	50.4%	53.6%	57.0%	55.6%	56.6%	55.9%	59.2%

Research and development
GAAP research and development	40,437	38,717	38,957	37,197	37,431	37,421	39,068	38,270
Stock-based compensation	(18,589)	(13,889)	(14,488)	(11,469)	(11,481)	(12,205)	(10,426)	(11,728)
Executive transition costs	—	—	—	—	—	—	(2,406)	(385)
Non-GAAP research and development	21,848	24,828	24,469	25,728	25,950	25,216	26,236	26,157

Sales and marketing
GAAP sales and marketing	41,480	46,760	47,006	44,623	44,271	47,797	51,043	48,662
Stock-based compensation	(10,094)	(10,184)	(10,920)	(7,885)	(6,705)	(9,877)	(9,061)	(8,060)
Amortization of acquired intangible assets	(2,709)	(2,710)	(2,897)	(2,575)	(2,575)	(2,575)	(2,576)	(2,300)
Non-GAAP sales and marketing	28,677	33,866	33,189	34,163	34,991	35,345	39,406	38,302

General and administrative
GAAP general and administrative	29,554	29,543	32,481	29,225	25,827	28,823	30,001	31,426
Stock-based compensation	(8,393)	(7,717)	(7,959)	(9,126)	(7,284)	(12,073)	(11,670)	(12,090)
Executive transition costs	—	—	(4,207)	—	—	—	—	—
Acquisition-related expenses	(58)	(1,912)	—	—	—	—	—	—
Non-GAAP general and administrative	21,103	19,914	20,315	20,099	18,543	16,750	18,331	19,336

Operating loss
GAAP operating loss	(63,004)	(68,968)	(65,765)	(48,462)	(47,275)	(49,827)	(58,342)	(42,584)
Stock-based compensation	40,022	34,978	36,345	31,418	28,151	36,992	34,017	35,156
Executive transition costs	—	—	4,207	—	—	—	2,406	385
Amortization of acquired intangible assets	5,184	5,185	5,372	5,050	5,050	5,050	5,051	4,775
Impairment expense	—	—	—	—	—	—	4,316	—
Acquisition-related expenses	58	1,912	—	—	—	—	—	—
Non-GAAP operating loss	(17,740)	(26,893)	(19,841)	(11,994)	(14,074)	(7,785)	(12,552)	(2,268)

Net loss
GAAP net loss	(64,264)	(16,437)	(63,420)	(46,653)	(44,687)	(10,704)	(54,311)	(23,386)
Stock-based compensation	40,022	34,978	36,345	31,418	28,151	36,992	34,017	35,156
Executive transition costs	—	—	4,207	—	—	—	2,406	385
Amortization of acquired intangible assets	5,184	5,185	5,372	5,050	5,050	5,050	5,051	4,775
Acquisition-related expenses	58	1,912	—	—	—	—	—	—
Net gain on extinguishment of debt	—	(54,391)	—	—	—	(36,760)	—	(15,656)
Impairment expense	—	—	—	—	—		4,316	—
Amortization of debt issuance costs	963	776	714	716	716	803	502	456
Non-GAAP net income (loss)	$(18,037)	$(27,977)	$(16,782)	$(9,469)	$(10,770)	$(4,619)	$(8,019)	$1,730

GAAP net loss per common share—basic and diluted	$(0.54)	$(0.14)	$(0.52)	$(0.38)	$(0.36)	$(0.08)	$(0.42)	$(0.18)
Non-GAAP net income (loss) per common share—basic and diluted	$(0.15)	$(0.23)	$(0.14)	$(0.08)	$(0.09)	$(0.04)	$(0.06)	$0.01
Weighted average basic common shares	119,673	121,242	122,339	123,587	125,418	127,863	129,873	131,843
Weighted average diluted common shares	119,673	121,242	122,339	123,587	125,418	127,863	129,873	141,162

Reconciliation of GAAP to Non-GAAP Financial Measures - Quarterly (Continued)
(unaudited, in thousands, except per share amounts)

	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023
Reconciliation of GAAP to Non-GAAP diluted shares:
GAAP diluted shares	119,673	121,242	122,339	123,587	125,418	127,863	129,873	131,843
Other dilutive equity awards	—	—	—	—	—	—	—	9,319
Non-GAAP diluted shares	119,673	121,242	122,339	123,587	125,418	127,863	129,873	141,162
Non-GAAP diluted net income (loss) per share	(0.15)	(0.23)	(0.14)	(0.08)	(0.09)	(0.04)	(0.06)	0.01

	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023
Adjusted EBITDA
GAAP net loss	$(64,264)	$(16,437)	$(63,420)	$(46,653)	$(44,687)	$(10,704)	$(54,311)	$(23,386)
Stock-based compensation	40,022	34,978	36,345	31,418	28,151	36,992	34,017	35,156
Executive transition costs	—	—	4,207	—	—	—	2,406	385
Net gain on extinguishment of debt	—	(54,391)	—	—	—	(36,760)	—	(15,656)
Impairment expense	—	—	—	—	—	—	4,316	—
Acquisition-related expenses	58	1,912	—	—	—	—	—	—
Depreciation and other amortization	9,975	10,860	10,786	11,903	12,179	13,030	13,202	13,727
Amortization of acquired intangible assets	5,184	5,185	5,372	5,050	5,050	5,050	5,051	4,775
Amortization of debt discount and issuance costs	963	776	714	716	716	803	502	456
Interest income	(681)	(1,502)	(1,967)	(2,894)	(4,186)	(4,508)	(4,908)	(4,584)
Interest expense	659	754	667	638	497	429	360	288
Other (income) expense, net	279	1,673	(1,877)	(46)	250	803	16	763
Income tax (benefit) expense	40	159	118	(223)	135	110	(1)	(465)
Adjusted EBITDA	$(7,765)	$(16,033)	$(9,055)	$(91)	$(1,895)	$5,245	$650	$11,459

Non-GAAP Consolidated Statements of Operations - Quarterly
(unaudited, in thousands, except per share amounts)

	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023
Revenue	$102,382	$102,518	$108,504	$119,321	$117,564	$122,831	$127,816	$137,777
Cost of revenue (1)(2)	48,494	50,803	50,372	51,325	52,154	53,305	56,395	56,250
Gross profit	53,888	51,715	58,132	67,996	65,410	69,526	71,421	81,527
Operating expenses:
Research and development(1)(7)	21,848	24,828	24,469	25,728	25,950	25,216	26,236	26,157
Sales and marketing(1)(2)	28,677	33,866	33,189	34,163	34,991	35,345	39,406	38,302
General and administrative (1)(3)(7)	21,103	19,914	20,315	20,099	18,543	16,750	18,331	19,336
Total operating expenses(8)	71,628	78,608	77,973	79,990	79,484	77,311	83,973	83,795
Loss from operations(1)(2)(3)(7)	(17,740)	(26,893)	(19,841)	(11,994)	(14,074)	(7,785)	(12,552)	(2,268)
Interest income	681	1,502	1,967	2,894	4,186	4,508	4,908	4,584
Interest expense(4)	(659)	(754)	(667)	(638)	(497)	(429)	(360)	(288)
Other income (expense), net	(279)	(1,673)	1,877	46	(250)	(803)	(16)	(763)
Income (loss) before income tax expense (benefit)(5)	(17,997)	(27,818)	(16,664)	(9,692)	(10,635)	(4,509)	(8,020)	1,265
Income tax expense (benefit)(6)	40	159	118	(223)	135	110	(1)	(465)
Net income (loss)(1)(2)(3)(4)(5)(6)(7)(8)	$(18,037)	$(27,977)	$(16,782)	$(9,469)	$(10,770)	$(4,619)	$(8,019)	$1,730
Net income (loss) per share attributable to common stockholders, basic and diluted	$(0.15)	$(0.23)	$(0.14)	$(0.08)	$(0.09)	$(0.04)	$(0.06)	$0.01
Weighted-average shares used in computing net income (loss) per share attributable to common stockholders, basic	119,673	121,242	122,339	123,587	125,418	127,863	129,873	131,843
Weighted-average shares used in computing net income (loss) per share attributable to common stockholders, diluted	119,673	121,242	122,339	123,587	125,418	127,863	129,873	141,162
(1) Excludes stock-based compensation. See GAAP to Non-GAAP reconciliations.
(2) Excludes amortization of acquired intangible assets. See GAAP to Non-GAAP reconciliations.
(3) Excludes acquisition-related and other expenses. See GAAP to Non-GAAP reconciliations.
(4) Excludes amortization of debt discount and issuance costs. See GAAP to Non-GAAP reconciliations.
(5) Excludes net gain on extinguishment of debt. See GAAP to Non-GAAP reconciliations.
(6) Excludes acquisition-related tax benefit. See GAAP to Non-GAAP reconciliations.
(7) Excludes executive transition costs. See GAAP to Non-GAAP reconciliations.
(8) Excludes impairment expense. See GAAP to Non-GAAP reconciliations.

Consolidated Balance Sheets - Quarterly
(unaudited, in thousands)

	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023
Assets
Current assets:
Cash and cash equivalents	$245,794	$62,510	$87,897	$143,391	$348,463	$273,742	$270,300	$107,921
Marketable securities	393,950	419,905	445,048	374,581	198,116	123,605	158,055	214,799
Accounts receivable, net	73,717	68,218	72,914	89,578	85,344	78,295	98,622	120,498
Prepaid expenses and other current assets	23,616	29,037	31,321	28,933	29,717	29,500	24,481	20,455
Total current assets	737,077	579,670	637,180	636,483	661,640	505,142	551,458	463,673
Property and equipment, net	174,550	173,950	179,080	180,378	179,922	179,045	171,914	176,608
Operating lease right-of-use assets, net	63,455	69,861	72,374	68,440	60,615	56,733	52,927	55,212
Goodwill	637,570	670,186	670,158	670,185	670,192	670,356	670,356	670,356
Intangible assets, net	97,287	93,978	88,482	82,900	77,725	72,550	67,375	62,475
Marketable securities, non-current	394,464	284,951	186,066	165,105	117,518	78,042	32,280	6,088
Other assets	30,020	60,199	73,258	92,622	94,798	95,550	94,353	90,779
Total assets	$2,134,423	$1,932,795	$1,906,598	$1,896,113	$1,862,410	$1,657,418	$1,640,663	$1,525,191
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$8,248	$10,011	$8,265	$4,786	$4,668	$5,561	$5,723	$5,611
Accrued expenses	49,902	49,943	54,186	61,161	42,311	47,001	56,595	61,818
Finance lease liabilities	26,766	28,088	27,807	28,954	24,763	22,233	19,250	15,684
Operating lease liabilities	18,688	19,243	20,919	23,026	20,516	20,575	21,533	24,042
Other current liabilities	36,569	33,705	33,422	34,394	32,942	36,234	40,234	40,539
Total current liabilities	140,173	140,990	144,599	152,321	125,200	131,604	143,335	147,694
Long-term debt, less current portion	934,121	703,375	704,042	704,710	705,378	472,369	472,823	343,507
Finance lease liabilities, noncurrent	28,867	26,479	21,027	15,507	10,858	7,026	3,860	1,602
Operating lease liabilities, noncurrent	52,334	60,657	62,750	61,341	56,275	51,448	47,775	48,484
Other long-term liabilities	2,205	7,556	7,201	7,076	6,144	7,217	4,298	4,416
Total liabilities	1,157,700	939,057	939,619	940,955	903,855	669,664	672,091	545,703
Stockholders’ equity:
Class A and Class B common stock	2	2	2	2	2	2	2	3
Additional paid-in capital	1,561,371	1,597,869	1,634,666	1,666,106	1,710,498	1,747,959	1,781,870	1,815,245
Accumulated other comprehensive loss	(9,496)	(12,542)	(12,678)	(9,286)	(5,594)	(3,152)	(1,934)	(1,008)
Accumulated deficit	(575,154)	(591,591)	(655,011)	(701,664)	(746,351)	(757,055)	(811,366)	(834,752)
Total stockholders’ equity	976,723	993,738	966,979	955,158	958,555	987,754	968,572	979,488
Total liabilities and stockholders’ equity	$2,134,423	$1,932,795	$1,906,598	$1,896,113	$1,862,410	$1,657,418	$1,640,663	$1,525,191

Consolidated Statements of Cash Flows – Quarterly
(unaudited, in thousands)

	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023
Cash flows from operating activities:
Net loss	$(64,264)	$(16,437)	$(63,420)	$(46,653)	$(44,687)	$(10,704)	$(54,311)	$(23,386)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation expense	9,850	10,736	10,662	11,371	12,040	12,920	13,055	13,587
Amortization of intangible assets	5,309	5,309	5,496	5,582	5,175	5,175	5,175	4,899
Non-cash lease expense	5,914	5,608	8,133	5,793	6,115	5,648	5,464	5,451
Amortization of debt discount and issuance costs	964	775	715	715	716	803	501	456
Amortization of deferred contract costs	1,851	2,138	2,031	2,896	3,425	3,746	4,082	4,295
Stock-based compensation	40,022	34,978	39,378	31,418	28,151	36,992	35,713	35,447
Deferred income taxes	—	—	—	—	—	—	—	(900)
Provision for credit losses	127	402	1,253	624	533	567	211	714
(Gain) loss on disposals of property and equipment	268	586	—	—	251	296	(42)	—
Amortization and accretion of discounts and premiums on investments	957	894	771	515	449	298	(403)	(990)
Impairment of operating lease right-of-use assets	—	—	—	2,083	—	187	401	156
Impairment expense	—	—	—	—	—	—	4,316	—
Net gain on extinguishment of debt	—	(54,391)	—	—	—	(36,760)	—	(15,656)
Other adjustments	128	(67)	(353)	3,980	(243)	(85)	71	905
Changes in operating assets and liabilities:
Accounts receivable	(9,219)	5,097	(5,949)	(17,288)	3,701	6,482	(20,538)	(22,590)
Prepaid expenses and other current assets	(2,111)	(2,701)	(975)	(971)	(634)	217	5,019	4,107
Other assets	(2,451)	(3,948)	(13,505)	(15,492)	(7,212)	(4,771)	(4,286)	(6,868)
Accounts payable	(2,492)	3,336	(4,301)	(1,267)	(175)	1,119	314	(876)
Accrued expenses	4,891	(3,729)	3,328	3,799	(6,827)	234	340	(1,603)
Operating lease liabilities	(5,632)	(5,349)	(7,462)	(4,335)	(5,750)	(6,682)	(4,505)	(5,137)
Other liabilities	2,698	83	(3,436)	5,102	(3,889)	9,308	1,033	612
Net cash provided by (used in) operating activities	(13,190)	(16,680)	(27,634)	(12,128)	(8,861)	24,990	(8,390)	(7,377)
Cash flows from investing activities:
Purchases of marketable securities	(148,193)	(207,286)	—	—	—	—	(73,091)	(59,142)
Sales of marketable securities	2,301	159,552	—	65	—	774	1	24,850
Maturities of marketable securities	240,547	127,333	72,857	94,303	227,211	114,884	86,030	5,642
Business acquisitions, net of cash acquired	(775)	(25,224)	(1,746)	1,843	—	—	—	—
Advance payment for purchase of property and equipment	—	(29,310)	(1,964)	(10,923)	—	—	—	—
Purchases of property and equipment(1)	(2,387)	(6,428)	(2,631)	(8,529)	(3,494)	(4,464)	(325)	(2,693)
Proceeds from sale of property and equipment	—	241	125	126	22	14	13	—
Capitalized internal-use software	(3,810)	(4,926)	(5,120)	(4,290)	(4,209)	(6,230)	(4,951)	(5,902)
Net cash provided by (used in) investing activities(1)	87,683	13,952	61,521	72,595	219,530	219,530	219,530	(37,245)
Cash flows from financing activities:
Cash paid for debt extinguishment	—	(177,082)	—	—	—	(196,934)	—	(113,606)
Repayments of finance lease liabilities(1)	(7,159)	(3,870)	(7,076)	(4,427)	(8,645)	(6,557)	(6,041)	(5,932)
Cash received for restricted stock sold in advance of vesting conditions	10,655	—	—	—	—	—	—	—
Cash paid for early sale of restricted shares	(3,498)	(3,539)	(3,618)	—	—	—	—	—
Payment of deferred consideration for business acquisitions	—	—	—	—	—	(4,393)	—	—
Proceeds from exercise of vested stock options	3,048	1,721	555	364	336	535	1,137	161
Proceeds from employee stock purchase plan	2,406	1,571	1,749	(949)	2,596	2,191	2,222	1,550
Net cash provided by (used in) financing activities(1)	5,452	(181,199)	(8,390)	(5,012)	(5,713)	(205,158)	(2,682)	(117,827)
Effects of exchange rate changes on cash, cash equivalents, and restricted cash	(219)	(100)	(110)	39	116	469	(47)	70
Net increase (decrease) in cash, cash equivalents, and restricted cash	79,726	(184,027)	25,387	55,494	205,072	(74,721)	(3,442)	(162,379)
Cash, cash equivalents, and restricted cash at beginning of period	166,961	246,687	62,660	88,047	143,541	348,613	273,892	270,450
Cash, cash equivalents, and restricted cash at end of period	$246,687	$62,660	$88,047	$143,541	$348,613	$273,892	$270,450	$108,071
__________
(1)Amounts disclosed for Q1 2022 and Q2 2022 have been revised from the amounts disclosed in our previous investor supplements to match amounts reported in the applicable Quarterly Reports on Form 10-Q.

Free Cash Flow
(in thousands, unaudited)

	Quarter ended
	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023
Cash flow provided by (used in) operations	$(13,190)	$(16,680)	$(27,634)	$(12,128)	$(8,861)	$24,990	$(8,390)	$(7,377)
Capital expenditures(1):
Purchases of property and equipment	(2,387)	(6,428)	(2,631)	(8,529)	(3,494)	(4,464)	(325)	(2,693)
Proceeds from sale of property and equipment	—	241	125	126	22	14	13	—
Capitalized internal-use software	(3,810)	(4,926)	(5,120)	(4,290)	(4,209)	(6,230)	(4,951)	(5,902)
Repayments of finance lease liabilities	(7,159)	(3,870)	(7,076)	(4,427)	(8,645)	(6,557)	(6,041)	(5,932)
Advance payment for purchase of property and equipment (2)	—	(29,310)	(1,964)	(10,923)	—	—	—	—
Free Cash Flow	$(26,546)	$(60,973)	$(44,300)	$(40,171)	$(25,187)	$7,753	$(19,694)	$(21,904)
__________
(1)Capital expenditures are defined as cash used for purchases of property and equipment, net of proceeds from sale of property and equipment, capitalized internal-use software and payments on finance lease obligations, as reflected in our statement of cash flows.
(2)As reflected in our statement of cash flows. In the year ended December 31, 2023, we received $8.7 million of capital equipment that was prepaid prior to the current year.